Exhibit 10.2
                                                                    ------------

                               AMENDMENT NO. 1 TO
                           REVOLVING CREDIT AGREEMENT



          This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this "Amendment No. 1") is made as of April 30, 1997 by and among (a) Beacon Properties, L.P. (the "Borrower"), (b) BankBoston, N.A., f/k/a The First National Bank of Boston ("BankBoston"), USTrust ("USTrust"), Wells Fargo Bank, National Association ("Wells"), BHF-BANK Aktiengesellschaft ("BHF"), Fleet National Bank ("Fleet"), The First National Bank of Chicago ("First Chicago"), Commerzbank Aktiengesellschaft, New York Branch ("Commerzbank"), Mellon Bank, N.A. ("Mellon"), PNC Bank, National Association ("PNC"), Comerica Bank ("Comerica"), Union Bank of California, N.A. ("Union") and the other lending institutions which may become parties to the Credit Agreement (as defined below) (collectively, the "Banks"), and (c) BankBoston, as Agent (in such capacity, the "Agent") for the Banks.

          WHEREAS, the Borrower, certain of the Banks and the Agent are parties to a Revolving Credit Agreement dated as of March 31, 1997 (the "Credit Agreement"), pursuant to which the Banks have agreed to make loans to the Borrower;

          WHEREAS, the Borrower has requested that the Banks and the Agent make certain amendments to the Credit Agreement and certain related Loan Documents, and the Banks and the Agent are willing to amend certain of the provisions of the Credit Agreement and certain other Loan Documents upon the terms set forth herein;

          WHEREAS, Wells, Fleet, First Chicago, Commerzbank, BHF and Comerica desire to become Banks under the Credit Agreement pursuant to Assignment and Assumption Agreements of even date herewith, and USTrust, Mellon, PNC and Union desire to increase their respective Commitments under the Credit Agreement pursuant to Assignment and Assumption Agreements of even date herewith; and

          NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment No. 1, the parties agree to amend the Credit Agreement as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2. Amendments to the Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended in the following respects:

          2.1. The following new definition is inserted immediately following the definition of "Agreement of Limited Partnership of the Borrower" set forth in Section 1.1 of the Credit Agreement:

          "Amendment No. 1. Amendment No. 1 to Revolving Credit Agreement dated as of April 30, 1997 among the Borrower, the Banks and the Agent."

          2.2. The definition of "Loan Documents" set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting in the first line thereof, immediately following the words "this Agreement," contained therein, the words "Amendment No. 1,".

          2.3. The definition of "Revolving Credit Notes" set forth in Section
1.1 of the Credit Agreement is hereby amended by deleting the amount "$300,000,000" set forth in the third line thereof and substituting in place thereof the amount "$350,000,000".

          2.4. The definition of "Total Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount "$300,000,000" set forth in the third line thereof and substituting in place thereof the amount "$350,000,000".

          2.5. All references in the Credit Agreement and the other Loan Documents to "The First National Bank of Boston" are hereby amended to be references to "BankBoston, N.A., f/k/a The First National Bank of Boston".

          2.6. Schedule 1.3 to the Credit Agreement is hereby amended by deleting such Schedule 1.3 in its entirety and substituting the Schedule 1.3 attached hereto in place thereof. From and after the Effective Date, each of the Banks listed on Schedule 1.3 attached hereto shall be a Bank under the Credit Agreement and have the rights and obligations of a Bank thereunder.

     3. Representations and Warranties. The Borrower hereby represents and warrants as follows:

          3.1. Representations in Loan Documents. Each of the representations and warranties made by or on behalf of the Borrower or the Guarantors in any of the Loan Documents was true and correct when made and is true and correct on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents and changes occurring in the ordinary course of business, and except to the extent that such representations and warranties relate expressly to an earlier date) with the same full force and effect as if each of such representations and warranties had been made by the Borrower or the Guarantors on the date hereof and in this Amendment No. 1.

          3.2. Defaults. No Default or Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Amendment No. 1).

          3.3. Binding Effect of Documents. Each of this Amendment No. 1, the Amended and Restated Revolving Credit Notes of even date herewith and the Revolving Credit Notes of even date herewith has been duly executed and delivered by the Borrower and is in full force and effect as of the date hereof, and the respective agreements and obligations of the Borrower contained herein and therein constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     4. Provisions Of General Application.

          4.1. No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment No. 1, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents remain unaltered. The Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement. The making of the amendments in this Amendment No. 1 does not imply any obligation or agreement by the Agent or any Bank to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

          4.2. Governing Law. This Amendment No. 1 is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment No. 1 and the rights and obligations of each of the parties hereto are contracts under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of such Commonwealth (excluding the laws applicable to conflicts or choice of law).

          4.3. Assignment. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

          4.4. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

          4.5. Conditions Precedent. The effectiveness of this Amendment No. 1 is subject to satisfaction of the following conditions precedent (such date on which such conditions precedent have been satisfied being referred to herein as the "Effective Date"):

          (i) execution and delivery to the Agent by the Borrower, the Banks and the Agent, and acknowledgment by the Guarantors, of this Amendment No. 1;

          (ii) execution and delivery to the Agent by BankBoston and each of Wells, USTrust, Fleet, First Chicago, BHF, Commerzbank, Mellon, PNC, Comerica and Union of Assignment and Assumption Agreements, in form and substance satisfactory to such Banks;

          (iii) execution and delivery to the Agent by the Borrower of (A) Amended and Restated Revolving Credit Notes in favor of each of BankBoston, USTrust, PNC, Mellon and Union, and (B) Revolving Credit Notes in favor of each of Wells, Fleet, First Chicago, BHF, Commerzbank and Comerica, each in form and substance satisfactory to such Banks;

          (iv) execution and delivery to the Agent of legal opinions, addressed to the Agent and the Banks, of Goulston & Storrs, P.C., counsel to the Borrower and the Guarantors, and Goodwin, Procter & Hoar LLP, counsel to Beacon Properties Corporation, in form and substance satisfactory to the Agent and the Banks; and

          (v) receipt by the Agent of a certificate from an officer of Beacon Properties Corporation as to organizational documents, authorizing resolutions and incumbency of officers of each of the Borrower and the Guarantors, in form and substance satisfactory to the Agent.


                  [remainder of page left blank intentionally]

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.



                              BEACON PROPERTIES, L.P.

                              By: Beacon Properties Corporation,
                                  its general partner


                              By:   /s/ Nancy J. Broderick
                                    ------------------------------------------
                              Name:  Nancy J. Broderick
                              Title: Vice President


                              BANKBOSTON, N.A., f/k/a THE FIRST
                              NATIONAL BANK OF BOSTON,
                              individually and as Agent


                              By:
                                   ------------------------------------------
                              Name:
                              Title:


                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION


                              By:
                                   ------------------------------------------
                              Name:
                              Title:


                              FLEET NATIONAL BANK


                              By:
                                   ------------------------------------------
                              Name:
                              Title:

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.



                              BEACON PROPERTIES, L.P.

                              By: Beacon Properties Corporation,
                                  its general partner


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              BANKBOSTON, N.A., f/k/a THE FIRST
                              NATIONAL BANK OF BOSTON,
                              individually and as Agent


                              By:   /s/ Howard N. Blackwell
                                   ------------------------------------------
                              Name:  Howard N. Blackwell
                              Title: Director


                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION


                              By:
                                   ------------------------------------------
                              Name:
                              Title:


                              FLEET NATIONAL BANK


                              By:
                                   ------------------------------------------
                              Name:
                              Title:

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.



                              BEACON PROPERTIES, L.P.

                              By: Beacon Properties Corporation,
                                  its general partner


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              BANKBOSTON, N.A., f/k/a THE FIRST
                              NATIONAL BANK OF BOSTON,
                              individually and as Agent


                              By:
                                   ------------------------------------------
                              Name:
                              Title:


                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION


                              By:  /s/ E.F. Shay III
                                   ------------------------------------------
                              Name:  E.F. Shay III
                              Title: Vice President


                              FLEET NATIONAL BANK


                              By:
                                   ------------------------------------------
                              Name:
                              Title:

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.



                              BEACON PROPERTIES, L.P.

                              By: Beacon Properties Corporation,
                                  its general partner


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              BANKBOSTON, N.A., f/k/a THE FIRST
                              NATIONAL BANK OF BOSTON,
                              individually and as Agent


                              By:
                                   ------------------------------------------
                              Name:
                              Title:


                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION


                              By:
                                   ------------------------------------------
                              Name:
                              Title:


                              FLEET NATIONAL BANK


                              By:  /s/  Susan W. Leff
                                   ------------------------------------------
                              Name:  Susan W. Leff
                              Title: Senior Vice President

                              COMMERZBANK AKTIENGESELLSCHAFT,
                              NEW YORK BRANCH


                              By:   /s/ Douglas P. Traynof
                                    ------------------------------------------
                              Name:  Douglas P. Traynof
                              Title: Vice President

                              By:   /s/ Christine H. Finkel
                                    ------------------------------------------
                              Name:  Christine H. Finkel
                              Title: Assistant Vice President



                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              MELLON BANK, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              USTRUST


                              By:
                                    ------------------------------------------
                              Name:
                              Title:

                              COMMERZBANK AKTIENGESELLSCHAFT,
                              NEW YORK BRANCH


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By:   /s/ Paul Palombo
                                    ------------------------------------------
                              Name:  Paul Palombo
                              Title: Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              MELLON BANK, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              USTRUST


                              By:
                                    ------------------------------------------
                              Name:
                              Title:

                              COMMERZBANK AKTIENGESELLSCHAFT,
                              NEW YORK BRANCH


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:   /s/ Rebecca McCloskey
                                    ------------------------------------------
                              Name:  Rebecca McCloskey
                              Title: Vice President


                              UNION BANK OF CALIFORNIA, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              MELLON BANK, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              USTRUST


                              By:
                                    ------------------------------------------
                              Name:
                              Title:

                              COMMERZBANK AKTIENGESELLSCHAFT,
                              NEW YORK BRANCH


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By:    /s/ D. Jim Mahoney
                                    ------------------------------------------
                              Name:  D. Jim Mahoney
                              Title: Vice President & Manager


                              MELLON BANK, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              USTRUST


                              By:
                                    ------------------------------------------
                              Name:
                              Title:

                              COMMERZBANK AKTIENGESELLSCHAFT,
                              NEW YORK BRANCH


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              MELLON BANK, N.A.


                              By:   /s/ Ronald J. Bloch
                                    ------------------------------------------
                              Name:  Ronald J. Bloch
                              Title: First Vice President


                              USTRUST


                              By:
                                    ------------------------------------------
                              Name:
                              Title:

                              COMMERZBANK AKTIENGESELLSCHAFT,
                              NEW YORK BRANCH


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              MELLON BANK, N.A.


                              By:
                                    ------------------------------------------
                              Name:
                              Title:


                              USTRUST


                              By:   /s/ Brian W. Sopp
                                    ------------------------------------------
                              Name:  Brian W. Sopp
                              Title: Executive Vice President

                              BHF-BANK AKTIENGESELLSCHAFT


                              By:    /s/ Sylvia Gross
                                    ------------------------------------------
                              Name:  Sylvia Gross
                              Title: Vice President

                              By:   /s/ Catherine Hickey
                                    ------------------------------------------
                              Name:  Catherine Hickey
                              Title: Vice President

                              COMERICA BANK


                              By:
                                    ------------------------------------------
                              Name:
                              Title:

                              BHF-BANK AKTIENGESELLSCHAFT


                              By:
                                    ------------------------------------------
                              Name:
                              Title:

                              By:
                                    ------------------------------------------
                              Name:
                              Title:

                              COMERICA BANK


                              By:   /s/ Scott Helmer
                                    ------------------------------------------
                              Name:  Scott Helmer
                              Title: Account Officer

          Each Guarantor hereby acknowledges the foregoing Amendment No. 1 and reaffirms its guaranty of the Obligations (as defined in the Guaranty executed and delivered by such Guarantor) under the Credit Agreement and the other Loan Documents, each as amended hereby or in connection herewith, in accordance with (and subject to any limitations on liability contained in) the Guaranty executed and delivered by such Guarantor.

                              BEACON PROPERTIES CORPORATION


                              By: /s/ Nancy J. Broderick
                                  ------------------------------
                              Name: Nancy J. Broderick
                              Title: Vice President and Treasurer

                              1333 H STREET, L.P.


                              By: Beacon Property Management, L.P.,
                                  its general partner

                                   By: BCN Management, LLC,
                                       its general partner

                                   By: Beacon Properties Corporation,
                                       a member

                                   By: /s/ Nancy J. Broderick
                                       ------------------------------
                                        Name: Nancy J. Broderick
                                        Title: Vice President and Treasurer


                              BURLINGTON HOLDING, L.P.

                              By: Beacon Properties, L.P., its
                                  general partner

                                   By: Beacon Properties Corporation,
                                       its general partner

                                   By: /s/ Nancy J. Broderick
                                       ------------------------------
                                   Name:  Nancy J. Broderick
                                   Title: Vice President and
                                          Treasurer